Exhibit 99.1

CYXTERA AGREES TO MERGE WITH PUBLICLY-LISTED STARBOARD VALUE ACQUISITION CORP IN $3.4-BILLION TRANSACTION

Key Messages

•	[PREMIUM, SCALE ASSET] Cyxtera is the largest privately held retail colocation data center provider in the world, and will be the third largest publicly held retail colocation provider following the closing. Cyxtera’s scale and differentiation include:
o	Global footprint of 61 data centers in 29 markets, including all of the top 10 data center markets (representing ~70% of facilities), positioning the Company to enable and accelerate enterprise digital transformation
o	2,300+ customers across all major industry verticals, with 91% of revenue from large blue-chip private and public organizations and 66% from the fast-growing TMT sector (e.g., Capgemini, Cognizant, Cloudflare, Fujitsu, HPE, Nvidia, and Zenlayer.)
o	Cyxtera offers innovative suite of deeply connected and intelligently automated infrastructure and interconnection solutions to businesses, enabling them to scale faster, meet rising consumer expectations and gain a competitive edge
o	Cyxtera is projected to generate revenues of $690 million and Adjusted EBITDA of $213 million in 2020
•	[SWEET SPOT IN FAST-GROWING INDUSTRY] Powerful secular tailwinds are driving continued growth in the data center industry overall and the acceleration of digital transformation and hybrid IT strategies are increasing demand for retail colocation and interconnection services – the sweet spot in a highly attractive industry and Cyxtera’s focus
o	Accelerated by the “mission critical” nature of digital infrastructure, the data center sector has exploded in size, value, and importance, with public market caps growing 10x over the past year and valuations more than doubling
o	Big data & analytics, IoT, digital transformation, AI, and 5G, among other forces are driving a continued IT outsourcing boom, surging data usage and massive hybrid growth – all of which means more need for colocation and interconnection
o	As enterprise customers move some of their workloads back out of the cloud – driven by the need for network and computing efficiencies – highly interconnected data center facilities have become strategic and critical infrastructure assets that command premium pricing from customers and premium multiples
o	Cyxtera’s global presence with facilities in 29 markets, including the 10 top colocation markets in the world, help to differentiate among peers

•	[DIFFERENTIATED, WINNING STRATEGY] Cyxtera’s innovative suite of deeply connected and intelligently automated global retail colocation and interconnection solutions enable businesses to scale faster, meet rising consumer expectations and gain a competitive edge
o	Cyxtera’s primary offering is focused on retail colocation and interconnection services, which have become strategic and critical infrastructure assets as many enterprises, service providers and government agencies increasingly move to a hybrid model for their IT infrastructure needs
o	As one of the largest interconnection service provider globally, Cyxtera is well positioned to provide highly interconnected facilities and facilitate connectivity to services from its expansive network of strategic partners, such as Nvidia (compute-heavy AI workloads) and Hewlett Packard Enterprise (high-velocity, on-demand infrastructure services)
o	Cyxtera’s industry-leading, high-growth software-defined interconnect solution (provided across its digital exchange) connects enterprises with leading service providers in a highly interconnected ecosystem, enhancing customer value proposition of connectivity ecosystem
o	Cyxtera’s enterprise bare metal offering provides the financial and operational flexibility of cloud with the control, performance, and security of enterprise-grade dedicated infrastructure
•	[ATTRACTIVE MODEL WITH SIGNIFICANT UPSIDE] Cyxtera is at an exciting inflection point, with an attractive financial model and outlook that offer significant growth potential
o	Following the carve-out of CenturyLink, Cyxtera’s experienced team made capital investments across sales and operations functions in addition to significantly increasing the company’s sellable capacity
o	Company is successfully executing on its multiple revenue growth and margin expansion opportunities, including driving utilization within its current global footprint, expanding capacity in strategic markets, and maintaining industry-low churn by cross-selling solutions across its broad suite of products
o	Cyxtera has a highly attractive business model, with predictable top-line, robust operating leverage, success-based capital deployment and significant upside potential
o	Conservative management plan supports significant EBITDA upside – 12% Adjusted EBITDA growth to $345 million in 2025 – and does not account for potential upside from capital investments in new market expansions
o	Cyxtera’s implied value is at a significant discount to its peers, especially considering the scarcity of truly global or retail/interconnect platforms

•	[MERGER / PUBLIC-LISTING ACCELERATES GROWTH] Cyxtera’s merger with publicly-listed SVAC provides access to capital that can fuel more growth, while adding deep expertise across corporate governance, capital allocation, and public markets
o	Access to public markets creates potential to deploy incremental capital at very high ROI across the Company’s footprint
o	In fragmented sector with clear benefits of scale, where enterprise customers look for global partners, disciplined M&A strategy has potential to accelerate growth strategy and reduce risk
o	Cyxtera’s M&A strategy is expected to focus on 1) entering new geographic markets, 2) increasing asset ownership, and 3) enhancing interconnectivity and service provider ecosystem
o	SVAC provides significant network effects from a credible institutional sponsor with a strong reputation, a deep bench of proven business leaders, and a proven investment process – in addition to the full backing of Starboard, including its resources, capital and public markets expertise
•	[WORLD-CLASS LEADERSHIP] Cyxtera’s great leadership team supported by prudent financial sponsors
o	Proven, public-company-ready management team to execute on the company’s plan
o	Existing owners (including BC Partners and Medina Capital) rolling ~$1.1bn (100% of current equity stake)
o	Further strengthened by Starboard’s expertise in corporate governance, operational execution, and capital allocation

Additional Information and Where to Find It

In connection with the merger, Starboard Value Acquisition Corp. (“SVAC”) is expected to file a proxy statement (the “Proxy Statement”) with the SEC, which will be distributed to holders of SVAC’s common stock in connection with SVAC’s solicitation of proxies for the vote by the SVAC stockholders with respect to the merger and other matters as described in the Proxy Statement. SVAC urges its stockholders and other interested persons to read, when available, the Proxy Statement and amendments thereto and documents incorporated by reference therein, as well as other documents filed with the Securities and Exchange Commission (the “SEC”) in connection with the merger, as these materials will contain important information about SVAC, Cyxtera Technologies, Inc. (“Cyxtera”) and the merger. When available, the definitive Proxy Statement will be mailed to SVAC’s stockholders. Stockholders will also be able to obtain copies of such documents, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Starboard Value Acquisition Corp., 777 Third Avenue, 18th Floor, New York, NY 10017.

Participants in Solicitation

SVAC and its directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of SVAC’s stockholders in connection with the merger. Stockholders of SVAC may obtain more detailed information regarding the names, affiliations and interests of SVAC’s directors and executive officers in SVAC’s final prospectus for its initial public offering filed with the SEC on September 11, 2020 and in the Proxy Statement relating to the merger when available. Information concerning the interests of SVAC’s participants in the solicitation, which may, in some cases, be different than those of SVAC’s stockholders generally, will be set forth in the Proxy Statement relating to the merger when it becomes available.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of SVAC or Cyxtera nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

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